SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant                                ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:

☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒
Definitive Proxy Statement
☐
Definitive Additional Materials
☐
Soliciting Material Under Rule 14(a)(12)

Inuvo, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.
Title of each class of securities to which transaction applies:
2.
Aggregate number of securities to which transaction applies:
3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.
Proposed maximum aggregate value of the transaction:
5.
Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.
Amount Previously Paid:
2.
Form, Schedule or Registration Statement No.:
3.
Filing Party:
4.
Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
____________________

TO BE HELD ON OCTOBER 7, 2020

Our Board of Directors (the “Board”) has called and invites you to attend a special meeting of stockholders of Inuvo, Inc. (the “Company”, “Inuvo”, “we”, “us” or “our”) at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on October 7, 2020 at 9:00 a.m. local time.

At the special meeting you will be asked to vote on the following matters:

●
to approve and adopt the ratification and validation of the amendment to our articles of incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, that we may issue from 60,000,000 to 100,000,000 (the “Ratification Proposal”);

●
to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratification Proposal (the “Adjournment Proposal”); and

●
any other business as may properly come before the meeting.

The Board has fixed the close of business on August 21, 2020 as the record date for determining the stockholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

The Board has unanimously approved the Ratification Proposal and the Adjournment Proposal, has determined that the Ratification Proposal and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders, and unanimously recommends that Inuvo stockholders vote “FOR” the Ratification Proposal and “FOR” the Adjournment Proposal.

All stockholders are invited to attend the special meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares in person, by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

By Order of the Board of Directors

/s/ Richard K. Howe
Little Rock, Arkansas	Richard K. Howe
August 31, 2020	Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the special meeting to be held on October 7, 2020. This notice of the special meeting and proxy statement are available free of charge on our website www.inuvo.com.

INUVO, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2020, as amended as filed with the SEC on June 22, 2020 (collectively, the “2019 10-K”).

i

Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

General

The accompanying proxy is solicited by the Board of Inuvo, Inc. for use at our special meeting of stockholders to be held at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on October 7, 2020, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.The date of this proxy statement is August 26, 2020, and this proxy statement and the enclosed proxy are first being mailed or otherwise delivered to our stockholders on or about August 31, 2020.

Recently, it came to the attention of the Board that the effectiveness of the amendment to our articles of incorporation to increase the number of our authorized shares of common stock, par value $0.001 per share (the “Common Stock”), that we may issue from 60,000,000 to 100,000,000 (the “Share Increase Amendment”) could be called into question as the authorization of the Share Increase Amendment may not have complied with certain requirements of our articles of incorporation and/or by-laws as well as Chapter 78 of the Nevada Revised Statutes (“NRS”), as related thereto. The Board reviewed the issue further, consulted with new outside counsel, and determined that it would be appropriate and in the best interests of Inuvo and its stockholders to obtain a vote to ratify and validate the Share Increase Amendment, which we refer to as the Ratification Proposal, to confirm and validate its effectiveness, and take any other necessary actions, as appropriate, pursuant to Section 78.0296 of the NRS.

The Board has unanimously approved the Ratification Proposal and the Adjournment Proposal.

Soliciting Proxies

This proxy statement and the accompanying proxy card are being mailed to owners of our Common Stock in connection with the solicitation of proxies by the Board for the special meeting of stockholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews or other methods of communication. We will request brokers, custodians, nominees and other record holders of Common Stock to forward copies of this proxy statement and other soliciting materials to persons for whom they hold Common Stock and to request authority for the exercise of proxies. In these cases, the Company will, upon the request of the record holders, reimburse these holders for their reasonable expenses. The Company has also retained Alliance Advisors, LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Alliance Advisors, LLC will be paid by the Company. The Company estimates that its proxy solicitor fees will be approximately $7,000 plus reasonable out of pocket expenses.

If you have any questions concerning the matters described or this proxy statement or need assistance voting your shares, please contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Shareholders Call Toll Free: (833) 670-0695

Electronic access. To access our proxy statement electronically, please visit our corporate website at www.inuvo.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our stockholders of record as of the close of business on August 21, 2020, the record date for the special meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 97,544,947 shares of our Common Stock outstanding. Each holder of record as of that date is entitled to one vote for each share held, except that pursuant to Section 78.0296 of the NRS, the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated must be disregarded for all purposes. In other words, for purposes of the ratification and validation we are seeking, we must disregard all shares of Common Stock issued above 60,000,000 (the “Disregarded Shares”) when determining the total number of our outstanding shares entitled to vote on the ratification and validation of the Share Increase Amendment and the total number of shares that need to be voted in favor of such ratification and validation to make the same effective. All stockholders are encouraged to vote at the special meeting, as further described herein.

Quorum. In accordance with our by-laws, the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Stock issued and outstanding and entitled to vote, without including any Disregarded Shares, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the special meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the special meeting. Votes for and against, abstentions and “broker non-votes,” if any, will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you should instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal that is a “non-routine” matter which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the special meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee has discretionary voting authority to vote your shares on Proposals 1 and 2 if the broker, bank or other nominee does not receive voting instructions from you because such proposals are considered to be “routine” matters under the rules of the NYSE. Because your broker, bank or other nominee has discretionary voting authority to vote your shares on Proposal 1 and 2, if the broker, bank or other nominee does not receive voting instructions from you, the broker, bank, or other nominee may, in its discretion, vote the shares and, thus, we do not expect any broker non-votes. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares as it ensures that your shares will be voted in accordance with your instructions.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the Board.

Revocability of Proxies. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If your shares held in “street name” through a brokerage firm, bank, nominee, fiduciary or other custodian, you must check with your brokerage firm, bank, nominee, fiduciary or other custodian to determine how to revoke your proxy.

Shares Held in Street Name. A stockholder wanting to vote in person at the special meeting and holding shares of our Common Stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the special meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required.

Ratification Proposal. The Ratification Proposal requires “FOR” votes from the holders of a majority of the shares of our Common Stock outstanding as of the Record Date without including the Disregarded Shares. All stockholders as of the record date are encouraged to vote at the meeting. Votes from the Disregarded Shares will not be counted unless the Ratification Proposal receives at least 67,544,947 votes in favor which will conclusively demonstrate that the required majority of the votes for the Ratification Proposal was obtained. Thus, the Board urges all stockholders to vote their shares “FOR” the Ratification Proposal, regardless of when they were acquired. Additionally, a stockholder’s failure to submit a proxy card or to vote in person at the special meeting, an abstention from voting, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Ratification Proposal.

Adjournment Proposal. Approving the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Ratification Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the special meeting and entitled to vote on the Adjournment Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, while broker non-votes, if any, and shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

Interests of Directors and Executive Officers. Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the proposals, except to the extent of their ownership of shares of our Common Stock and any outstanding equity awards or equity awards that may be granted to them under our equity incentive plans in the future.

Board recommendations.

The Board unanimously recommends a vote “FOR” the Ratification Proposal.

The Board unanimously recommends a vote “FOR” the Adjournment Proposal.

Attendance at the meeting. You are invited to attend the special meeting only if you were an Inuvo stockholder or joint holder as of the close of business on August 21, 2020, the record date, or if you hold a valid proxy for the special meeting. In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the special meeting. If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you will need to provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:00 a.m. local time. Check-in will begin at 8:45 a.m. local time.

Communications with our Board. You may contact any of our directors by writing to them c/o Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Inuvo. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by Inuvo that is addressed to the independent members of the board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

John B. Pisaris, Esq.
General Counsel
Inuvo, Inc.
500 President Clinton Avenue
Suite 300
Little Rock, Arkansas 72201
Telephone: (501) 205-8508
Telecopier: (877) 311-5050
email: john.pisaris@inuvo.com

PROPOSAL 1 – RATIFICATION PROPOSAL

RATIFICATION AND VALIDATION OF THE FILING AND EFFECTIVENESS OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK THAT WE MAY ISSUE FROM 60,000,000 TO 100,000,000.

Our Board has determined that it is in the best interests of our stockholders and us to ratify and validate, pursuant to Section 78.0296 of the NRS, the filing and effectiveness of the Share Increase Amendment we filed with the Nevada Secretary of State on October 31, 2019, which effected an increase in the number of authorized shares of Common Stock from 60,000,000 shares to 100,000,000 shares. If approved, this ratification will be retroactive to the date of effectiveness of the filing of the Share Increase Amendment with the Nevada Secretary of State.

Background

As described in the definitive proxy statement relating to Inuvo’s 2019 Annual Meeting, which was filed with the SEC on September 3, 2019 (the “Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of our Common Stock. On the advice of outside counsel, the Annual Meeting Proxy Statement described the approval standard for the Share Increase Amendment as requiring the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the 2019 Annual Meeting. The purpose of the Share Increase Amendment was (i) to increase the number of the Company’s authorized shares of Common Stock from 60,000,000 to 100,000,000; (ii) to authorize shares of Common Stock holding rights identical to the then-existing outstanding shares of Common Stock; and (iii) to provide additional shares of Common Stock for possible use in connection with potential public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of stock under warrants granted or to be granted in the future, or for other corporate purposes, though the Company had no commitments at the time of the Annual Meeting Proxy Statement for the issuance of additional shares of Common Stock.

At the 2019 Annual Meeting, our inspector of elections, relying on the advice of outside counsel, determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. Inuvo filed the Share Increase Amendment with the Nevada Secretary of State on October 31, 2019 and it became effective on the same date. A question has been raised regarding the validity of the Share Increase Amendment due to the purported lack of a majority vote of all of the issued and outstanding shares of Common Stock, which is the vote required by the NRS to amend the articles of incorporation of a Nevada corporation.

Our Board has determined that the description in the 2019 Annual Meeting Proxy Statement of the voting standard used to adopt the Share Increase Amendment set forth by the Company’s prior outside counsel may have been inaccurate and caused uncertainty as to whether the Share Increase Amendment had been properly authorized by the stockholders. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify and validate the filing and effectiveness of the Share Increase Amendment pursuant to Section 78.0296 of the NRS to eliminate any uncertainty related to the effectiveness of the Share Increase Amendment and any subsequent issuances of shares of our Common Stock. If the Ratification Proposal is approved by our stockholders and becomes effective, the Share Increase Amendment will be retroactive to October 31, 2019, which was the date of the filing of the Share Increase Amendment with the Nevada Secretary of State.

Among other consequences, the Ratification Proposal will (i) confirm that, at all times since the effectiveness of the Share Increase Amendment on October 31, 2019, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date in excess of the authorized number of shares prior to the Share Increase Amendment and confirm the validity of such shares, (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions, provided, the Company has no such plans at this time; (iii) have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of our Common Stock and may adversely affect the market price of our Common Stock; and (iv) have an anti-takeover effect on a third party’s efforts to obtain control of the Company.

Our Board Has Approved the Ratification Proposal

Section 78.0296 of the NRS allows a Nevada corporation, by following specified procedures, to ratify and validate a corporate act retroactive to the date the corporate act was originally taken. Our Board has determined that it would be advisable and in the best interests of our stockholders and us to ratify the filing and effectiveness of the Share Increase Amendment pursuant to Section 78.0296 of the NRS to eliminate any uncertainty that may exist related to its validity or effectiveness and unanimously adopted resolutions to that effect. Our Board also recommended that our stockholders approve the Ratification Proposal for purposes of Section 78.0296, and directed that the Ratification Proposal be submitted to our stockholders for approval. The text of the Share Increase Amendment in the form of the articles of amendment is attached to this proxy statement as Exhibit A.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Ratification Proposal, we plan to file a certificate of validation regarding the Share Increase Amendment with the Nevada Secretary of State (the “Share Increase Amendment Certificate of Validation”) in the form attached as Exhibit B. If required under NRS, we will also file a Certificate of Correction with the Nevada Secretary of State. The filing date of the Share Increase Amendment Certificate of Validation with the Nevada Secretary of State will be the validation effective time of the Ratification Proposal within the meaning of Section 78.0296 of the NRS. In addition, pursuant to Section 78.0296 of the NRS, we will provide notice of the approval of the Ratification Proposal to each stockholder of record at the time of such approval not later than 10 days after the Ratification Proposal is approved by the stockholders as contemplated in this proxy statement.

Retroactive Ratification of the Share Increase Amendment

Subject to the 180-day period for bringing legal challenges discussed below, when the Share Increase Amendment Certificate of Validation, or, if necessary, a Certificate of Correction, becomes effective in accordance with the NRS, it should eliminate any possible uncertainty as to whether the Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the Share Increase Amendment with the Secretary of State on October 31, 2019.

Time Limitations on Legal Challenges to the Ratification Proposal

If the Ratification Proposal becomes effective, under the NRS, any claim that the Share Increase Amendment ratified pursuant to the Ratification Proposal is void or voidable due to a failure of authorization, must be brought within 180 days from the date of notice we give to our stockholders of record of the Ratification Proposal.

The Consequences if the Ratification Proposal is Not Approved by Our Stockholders

If the Ratification Proposal is not approved by the requisite vote of our stockholders, we will not be able to file the Share Increase Amendment Certificate of Validation with the Nevada Secretary of State and the Share Increase Amendment may not be deemed effective in accordance with Section 78.0296 of the NRS. The failure to approve the Ratification Proposal may leave us exposed to potential claims that (i) the vote on the Share Increase Amendment did not receive requisite stockholder approval, (ii) the Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) Inuvo would not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) Inuvo would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

Vote Required; Recommendation of the Board

The Ratification Proposal requires “FOR” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date without including any Disregarded Shares. All stockholders as of the record date are encouraged to vote at the meeting. Votes from the Disregarded Shares will not be counted unless the Ratification Proposal receives at least 67,544,947 votes in favor which will conclusively demonstrate that the required majority of the votes for the Ratification Proposal was obtained. Thus, the Board urges all stockholders to vote their shares “FOR” the Ratification Proposal, regardless of when they were acquired. Additionally, a stockholder’s failure to submit a proxy card or to vote in person at the special meeting, an abstention from voting, or a broker non-vote, if any, will have the same effect as a vote “AGAINST” the Ratification Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION PROPOSAL.

PROPOSAL 2 – ADJOURNMENT PROPOSAL

ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

If there are insufficient votes at the time of the special meeting to approve the Ratification Proposal, the Company intends to propose to adjourn the special meeting for a period of not more than 30 days for the purpose of soliciting additional proxies in favor of the Ratification Proposal. The Company does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Ratification Proposal.

Vote Required; Recommendation of the Board

Approving the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Ratification Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the special meeting and entitled to vote on the Adjournment Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, while broker non-votes, if any, and shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting. If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with any matter submitted to a vote of our stockholders at the special meeting.

PRINCIPAL STOCKHOLDERS

As of record date we had 97,544,947 shares of Common Stock issued and outstanding. The following table sets forth information known to us as of July 31, 2020 relating to the beneficial ownership of shares of our Common Stock by:

●
each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●
each director;

●
each named executive officer; and

●
all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of Common Stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from July 31, 2020, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class

Charles Morgan (1)	5,139,771	5.3%
Richard K. Howe (1)	1,874,605	1.9%
Wallace D. Ruiz	420,810	*
Don Walker “Trey” Barrett III	454,273	*
G. Kent Burnett (1)	1,442,256	1.5%
Gordon J. Cameron (2)	406,529	*
All executive officers and directors as a group (seven persons) (1) (2)	10,110,6511	10.4%

Ionic Ventures LLC (3)	5,425,0000	5.6%
Ingalls & Snyder, LLC (4)	5,402,486	5.5%
Herald Investment Management Limited (5)	5,000,000	5.1%
CVI Investments, Inc. (6)	5,000,000	5.1%

*
represents less than 1%.

(1)
Includes shares of Common Stock held by Ingalls & Snyder, LLC on his behalf. See footnote 4.

(2)
Includes 6,630 shares held by Mr. Cameron’s spouse.

(3)
Pursuant to a Schedule 13G filed with the SEC by Ionic Ventures LLC, Keith Coulston and Brendan O’Neil on July 27, 2020, pursuant to a Joint Filing Agreement. Ionic Ventures LLC has the power to vote and dispose of the shares owned by it, which power may be exercised by its managers, Mr. O’Neil and Mr. Coulston, as managers The principal business address of Ionic Ventures LLC and Messrs. Coulston and O’Neil is 3053 Fillmore St., Suite 256 San Francisco, CA 94123.

(4)
Pursuant to the Schedule 13D/A filed with the SEC on February 28, 2020, Ingalls & Snyder, LLC has dispositive power over shares held by Mr. Charles D. Morgan and Mr. G. Kent Burnett who serve as members of Inuvo’s Board and Mr. Richard K. Howe who serves as Inuvo’s Chairman and CEO. The principal business address of Ingalls & Snyder, LLC is 1325 Avenue of the Americas, 18th Floor, New York, NY 10019-6066. See footnote 1.

(5)
Pursuant to a Schedule 13G filed with the SEC by Herald Investment Management Limited on July 18, 2019. The principal business address of Herald Investment Management Limited is 10-11 Charterhouse Square, London EC1M6EE UK.

(6)
Pursuant to a Schedule 13G filed with the SEC by CVI Investments, LLC and Heights Capital Management, Inc. on July 28, 2020, pursuant to a Joint Filing Agreement. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and in such capacity may have the right to vote and dispose of the securities held by CVI Investments, Inc. The principal business address of CVI Investments, LLC is P.O. Box 309GT Ugland House South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The principal business address of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, CA 94111.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inuvo, Inc., Attention: Corporate Secretary, 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, by faxing a communication to: (877) 311-5050, or by calling (501) 205-8508.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2020 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2020 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Inuvo, Inc.
Attention: Corporate Secretary
500 President Clinton Avenue
Suite 300
Little Rock, Arkansas 72201
Facsimile: (877) 311-5050

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2020 annual meeting must have been received by us at our principal executive office no later than May 6, 2020, in order to be eligible for inclusion in our 2020 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Inuvo at our principal executive offices: Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 within the time period described above for proposals brought under SEC Rule 14a-8.

If you wish to present a proposal at our 2020 annual meeting or to nominate one or more director candidates and the proposal outside of the framework of SEC Rule 14a-8 and was not intended to be included in our proxy statement relating to that meeting, you must have given advance written notice to Inuvo by July 20, 2020, as required by SEC Rule 14a-4(c)(1). Such advance notice should have been directed to the Corporate Secretary of Inuvo at our principal executive offices: Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2019 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2019 10-K by writing to us at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Attention: Corporate Secretary, or from our website, www.inuvo.com.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Please note that additional information can be obtained from our website at www.inuvo.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov.

INUVO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 7, 2020 9:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Inuvo, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint John B. Pisaris and Wallace D. Ruiz, and each of them, proxy, with power of substitution, for and in the name of the undersigned to attend the special meeting of stockholders of the Company to be held at the Courtyard by Marriott Little Rock Downtown located at 521 President Clinton Avenue, Little Rock, Arkansas 72201 on October 7, 2020 at 9:00 a.m. local time, or at any adjournment or postponement thereof, and there to vote, as designated below:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/INUV
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF INUVO, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	AGAINST	ABSTAIN

To approve and adopt the ratification and validation of the amendment to our articles of incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, that we may issue from 60,000,000 to 100,000,000.
	☐	☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN
To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ PROPOSAL 1 AND ‘FOR’ PROPOSAL 2.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

 EXHIBIT A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Inuvo, Inc.

Entity or Nevada Business Identification Number (NVID):

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

Certificate to Accompany Restated Articles or Amended and Restated Articles

Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) incorporators board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

The entity name has been amended. Dissolution

The purpose of the entity has been amended. Merger

The authorized shares have been amended. Conversion

Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- [ ] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [x] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [ ] Other.

The articles have been amended as follows: (provide article numbers, if available)

Article IV - Stock is hereby deleted in its entirety and (continued on attached)

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________ Title: ______
Signature of Officer or Authorized Signer

X ______________________ Title: ______
Signature of Officer or Authorized Signer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attached continuation.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

CONTINATION TO CERTIFICATE OF AMENDMENT FOR INUVO, INC. (PURSUANT TO N.R.S. 78.385 AND 78.390)

and replaced with the text set forth hereto and incorporated herein by reference.

A. Common Stock. The aggregate number of Common Shares which the Corporation shall have the authority to issue is 100,000,000 shares at a par value of $0.001 per share. All stock when issued shall be fully paid and non-assessable. The Board of Directors may, at its discretion and by resolution of the majority of all members of the Board of Directors at the time of such resolution, issue any authorized but unissued Common Stock of the Corporation which has not been reserved for issuance upon the exercise of any outstanding warrants, options or other documents evidencing the right to acquire the Common Stock of the Corporation.

Each share of Common Stock shall be entitled to one vote at any meeting of the Corporation's stockholders duly called for in accordance with the Nevada Revised Statutes, either in person or by proxy. Cumulative voting shall not be permitted for the election of individuals to the Corporation's Board of Directors or for any other matters brought before any meeting of the Corporation's stockholders, regardless of the nature thereof. Stockholders holding the Corporation's Common Stock shall not be entitled to any pre-emptive of preferential rights to acquire additional Common Stock of the Corporation.

B. Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have the authority to issue is 500,000 shares, $0.001 par value, which may be issued in such series, with such designation, stated values, rights, qualifications or limitations, as determined solely by the Board of Directors of the Corporation.

 EXHIBIT B
INUVO, INC.
CERTIFICATE OF VALIDATION
[________ __], 2020

This Certificate of Validation (this “Certificate”) is filed on behalf of Inuvo, Inc., a Nevada corporation (the “Corporation”), pursuant to NRS 78.0296 which provides that, if a corporate act ratified or validated pursuant to NRS 78.0296 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the corporation shall make, amend or correct each such filing in accordance with NRS Chapter 78, and that any such filing, amendment or correction must be accompanied by a certificate of validation indicating that the filing, amendment or correction is being made in connection with a ratification or validation of a corporate act in accordance with NRS 78.0296 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

I, Richard Howe, Chief Executive Officer, hereby certify on behalf of the Corporation as follows:

1. This Certificate accompanies, and has been appended to, those certain Articles of Amendment (the “Articles Amendment”), which are being concurrently filed on the date hereof with the Nevada Secretary of State in accordance with NRS Chapter 78 to ratify and validate the Articles of Amendment filed October 31, 2019.

2. The Articles Amendment, or, if necessary, any required Certificate of Correction, is a filing, amendment or correction being made in connection with a ratification or validation of a corporate act in accordance with NRS 78.0296. Such ratification or validation was adopted and approved by unanimous written consent of the Corporation’s board of directors on August 11, 2020, and by the affirmative vote of the requisite majority of the Corporation’s stockholders entitled to vote thereon (including after giving effect to the provisions of NRS 78.0296(2)) at a special meeting of Corporation’s stockholders held on October 7, 2020.

3. The effective date and time of the Articles Amendment and/or Certificate of Correction is October 31, 2019, at 12:01 a.m. (Pacific Time).

[SIGNATURE PAGE FOLLOWS]

B-1

 IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Corporation as of the date set forth above.

INUVO, INC.,
a Nevada corporation

By:__________________________
Richard Howe
Chief Executive Officer

The undersigned hereby certifies that the person named above is the duly elected, qualified and acting Chief Executive Officer, and that the signature appearing above is his true and genuine signature.

____________________________
Wallace Ruiz
Chief Financial Officer

B-2